SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 29, 2007

FLORIDA COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

                                                                                                                Florida    000-1170902    35-2164765
                                                                                           (State or other jurisdiction      Commission File Number         (I.R.S. Employer
                                                                                             of  incorporation)                                                      Identification No.)

1400 North 15th Street, Immokalee, Florida 34142
(address of principal executive offices)

Registrant’s telephone number: (239) 657-3171

Not Applicable

(Former name or former address, if changed since last report)

ITEM 2.02. Results of Operation and Financial Condition

On October 29, 2007, Florida Community Banks, Inc. issued a press release announcing its financial results for the 3rd quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1 Press Release (solely furnished and not filed).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2007

Florida Community Banks, Inc.
(Registrant)

By:         /s/ Guy Harris
Guy Harris
Chief Financial Officer